                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Registration Statement on Form S-4 (the "Registration Statement") of our Report dated January 21, 1994 on our audits of the financial statements of Community Bank of Charlotte. We also consent to the reference to our firm under the caption "Experts" in the Registration Statement.



                                                            /s/ Hausser + Taylor


Cleveland, Ohio
May 20, 1994